EXHIBIT 99.1

MKS Inc. Reports Third Quarter 2026 Financial Results

•
Record revenue of $1,413 million, above the high end of guidance
•
Record GAAP net income of $236 million and record net income per diluted share of $3.26, each above the high end of guidance
•
Record Adjusted EBITDA of $434 million and record Non-GAAP net earnings per diluted share of $4.18, each above the high end of guidance

Andover, MA, November 4, 2026 -- MKS Inc. (NASDAQ: MKSI), a global provider of enabling technologies that transform our world, today reported its financial results for the third quarter of 2026.

“Our business momentum continued to build in the third quarter. Revenue in each of our end markets was at or above the high end of our guidance, led by 54% year-over-year growth in Semiconductor and 43% growth in Electronics & Packaging,” said John T.C. Lee, President and Chief Executive Officer. “From chips to substrates and advanced PCBs, the fundamental challenges of stacking, scaling, and new materials are becoming more integral in the AI era. MKS brings the broadest set of capabilities across both the semiconductor and advanced packaging markets to deliver foundational innovation, and that is driving robust orders and new design wins that set us up for continued strong performance.”

“Q3 performance exceeded the high end of our guidance ranges for revenue and EPS, and we’re poised for a strong finish to 2026,” said Ram Mayampurath, Executive Vice President and Chief Financial Officer. “Our business model is delivering scale benefits that, combined with accelerating revenue, are driving gross and operating margin expansion, strong earnings growth and cash generation. With our exposure to attractive growth markets, mix of equipment solutions and consumables, and a healthy balance sheet, MKS is well positioned to generate significant, durable shareholder returns.”

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	Q3 2026	Q2 2026	Q3 2025	Q3 2026	Q3 2025
Net Revenues
Semiconductor	$638	$554	$415	$1,658	$1,261
Electronics & Packaging	415	381	289	1,118	809
Specialty Industrial	360	313	284	963	828
Total net revenues	$1,413	$1,248	$988	$3,739	$2,898
Gross Margin	47.7%	47.6%	46.6%	47.5%	46.9%
GAAP Financial Measures
Operating margin	23.1%	20.1%	14.0%	19.4%	13.3%
Net income	$236	$175	$74	$495	$188
Net income per diluted share	$3.26	$2.41	$1.10	$6.86	$2.78
Non-GAAP Financial Measures
Operating margin	27.8%	25.6%	20.8%	25.3%	20.6%
Net earnings	$292	$232	$130	$681	$365
Net earnings per diluted share	$4.18	$3.30	$1.93	$9.80	$5.41

Additional Financial Information

At September 30, 2026, the Company had $676 million in cash and cash equivalents, $1.3 billion of secured term loan principal outstanding, $1.4 billion of convertible senior notes outstanding, €1.0 billion of senior notes outstanding and up to $1.0 billion of additional borrowing capacity under a revolving credit facility, subject to certain leverage ratio requirements. During the third quarter of 2026, the trading price of our common stock continued to satisfy the stock price conversion condition under the indenture governing our convertible senior notes. As a result, the convertible senior notes are convertible, in whole or in part, at the option of the noteholders at any time during the fourth quarter of 2026, and were classified as short-term debt, net of issuances costs, at September 30, 2026.

In November 2026, the Company made a voluntary principal prepayment of $100 million on its USD term loan B.

Fourth Quarter 2026 Guidance

•
Revenue of $1,490 million, plus or minus $40 million
•
Gross margin of 47.5%, plus or minus 1.0%
•
GAAP operating expenses of $355 million, plus or minus $5 million and Non-GAAP operating expenses of $288 million, plus or minus $5 million
•
GAAP net income of $294 million, plus or minus $28 million and Non-GAAP net earnings of $352 million, plus or minus $27 million
•
GAAP net income per diluted share of $4.04, plus or minus $0.38 and Non-GAAP net earnings per diluted share of $5.00, plus or minus $0.38

•
Adjusted EBITDA of $461 million, plus or minus $29 million

The guidance for the fourth quarter does not include the impact of the Company’s pending sale of its Ophir® Optics business and is based on the current business environment, including the impact of U.S. import tariffs and the imposition of retaliatory actions taken by other countries up through but not including the date of this release. The Company will continue to monitor and adapt to changes in the business environment as needed.

Conference Call Details

A conference call with management will be held on Thursday, November 5, 2026 at 8:30 a.m. (Eastern Time). To participate in the call by phone, participants should visit the Investor Relations section of MKS’ website at investor.mks.com and click on Events & Presentations, where you will be able to register online and receive dial-in details. We encourage participants to register and dial in to the conference call at least 15 minutes before the start of the call to ensure a timely connection. A live and archived webcast and related presentation materials will be available on the Investor Relations section of the MKS website.

About MKS Inc.

MKS Inc. (NASDAQ: MKSI) enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world's leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications. Additional information can be found at www.mks.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Inc. (“MKS,” the “Company,” “our,” or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the level and terms of our substantial indebtedness and our ability to service such debt; risks related to pursuing, completing, and/or failing to realize the benefits of acquisitions and other strategic transactions, including the pending sale of our Ophir Optics business; risks related to cybersecurity, data privacy and intellectual property; manufacturing and sourcing risks, including supply chain disruptions, component shortages and price increases, the use of limited, sole source and international suppliers, the relocation of manufacturing operations, and product defects; risks associated with doing business internationally, including geopolitical conflicts, trade compliance, trade protection measures, such as import tariffs by the United States and/or retaliatory actions taken by other countries, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations; conditions affecting the markets in which we operate, including intense competition, rapid technological and market changes, dependence on new product development, the ability to anticipate and meet customer demand, fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks associated with artificial intelligence (“AI”); financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission and any subsequent Quarterly Reports on Form 10-Q. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause our views to change, after the date of this press release. Amounts reported in this press release are preliminary and subject to finalization prior to the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Company Contact:

Paretosh Misra

Vice President, Investor Relations

Telephone: (978) 284-4705

Email: paretosh.misra@mks.com

MKS Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Net revenues:
Products	$1,264	$1,104	$860	$3,322	$2,528
Services	149	144	128	417	370
Total net revenues	1,413	1,248	988	3,739	2,898
Cost of revenues:
Products	668	582	466	1,764	1,367
Services	71	71	61	199	173
Total cost of revenues (exclusive of amortization shown separately below)	739	653	527	1,963	1,540
Gross profit	674	595	461	1,776	1,358
Research and development	80	76	76	237	222
Selling, general and administrative	201	200	180	591	539
Restructuring and other	5	6	4	14	26
Legal settlement	—	—	—	3	—
Fees and expenses related to debt activities	—	—	—	18	2
Amortization of intangible assets	62	62	63	187	184
Income from operations	326	251	138	726	385
Interest income	(2)	(2)	(3)	(6)	(11)
Interest expense	38	38	53	121	162
Loss on extinguishment of debt	5	4	2	14	8
Other (income) expense, net	(2)	(2)	2	(4)	11
Income before income taxes	287	213	84	601	215
Provision for income taxes	51	38	10	106	27
Net income	$236	$175	$74	$495	$188
Net income per common share:
Basic	$3.49	$2.59	$1.10	$7.32	$2.79
Diluted	$3.26	$2.41	$1.10	$6.86	$2.78
Cash dividends per common share	$0.25	$0.25	$0.22	$0.75	$0.66
Weighted average common shares outstanding:
Basic	67.7	67.6	67.3	67.6	67.3
Diluted	72.5	72.7	67.6	72.1	67.6

MKS Inc.

Unaudited Consolidated Balance Sheets

(In millions)

	September 30,	December 31,
	2026	2025
ASSETS
Cash and cash equivalents	$676	$675
Trade accounts receivable, net	902	651
Inventories	1,162	921
Other current assets	318	263
Total current assets	3,058	2,510
Property, plant and equipment, net	820	810
Right-of-use assets	259	270
Goodwill	2,600	2,574
Intangible assets, net	1,973	2,140
Other assets	522	492
Total assets	$9,232	$8,796
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt	$1,400	$51
Accounts payable	591	407
Other current liabilities	588	469
Total current liabilities	2,579	927
Long-term debt, net	2,377	4,150
Non-current deferred taxes	430	474
Non-current accrued compensation	146	149
Non-current lease liabilities	238	246
Other non-current liabilities	176	131
Total liabilities	5,946	6,077
Stockholders' equity:
Common stock	—	—
Additional paid-in capital	2,108	2,101
Retained earnings	1,155	711
Accumulated other comprehensive income (loss)	23	(93)
Total stockholders' equity	3,286	2,719
Total liabilities and stockholders' equity	$9,232	$8,796

MKS Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Cash flows from operating activities:
Net income	$236	$175	$74	$495	$188
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88	85	85	259	258
Unrealized (gain) loss on foreign currency and derivative instruments	(2)	(2)	(8)	(4)	(4)
Amortization of debt issuance costs and original issue discounts	3	3	7	11	20
Loss on extinguishment of debt	5	4	2	14	8
Stock-based compensation	15	15	12	49	46
Provision for excess and obsolete inventory	4	5	10	21	37
Deferred income taxes	(20)	(20)	(44)	(64)	(125)
Other	3	(4)	1	(1)	—
Changes in operating assets and liabilities	(40)	(18)	58	(192)	75
Net cash provided by operating activities	292	243	197	588	503
Cash flows from investing activities:
Purchases of investments	—	—	(1)	(1)	(1)
Proceeds from sale of long-lived assets	—	—	—	—	3
Purchases of property, plant and equipment	(49)	(55)	(50)	(128)	(98)
Net cash used in investing activities	(49)	(55)	(51)	(129)	(96)
Cash flows from financing activities:
Repurchase of common stock	—	—	—	—	(45)
Proceeds from borrowings	—	—	—	1,192	—
Payments of borrowings	(163)	(104)	(113)	(1,541)	(338)
Payments of deferred financing fees	—	—	—	(22)	—
Dividend payments	(17)	(17)	(15)	(51)	(44)
Net payments related to employee stock awards	(1)	(26)	—	(43)	(6)
Other financing activities	—	(1)	(1)	(1)	(4)
Net cash used in financing activities	(181)	(148)	(129)	(466)	(437)
Effect of exchange rate changes on cash and cash equivalents	3	2	6	8	13
Increase (decrease) in cash and cash equivalents	65	42	23	1	(17)
Cash and cash equivalents at beginning of period	611	569	674	675	714
Cash and cash equivalents at end of period	$676	$611	$697	$676	$697

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2026	2026	2025	2026	2025
Net income	$236	$175	$74	$495	$188
Restructuring and other	5	6	4	14	26
Legal settlement	—	—	—	3	—
Amortization of intangible assets	62	62	63	187	184
Loss on extinguishment of debt	5	4	2	14	8
Amortization of debt issuance costs	3	3	5	9	14
Loss from de-designation of interest rate hedges	—	—	—	2	—
Fees and expenses related to debt activities	—	—	—	18	2
Tax effect of Non-GAAP adjustments	(19)	(18)	(18)	(61)	(57)
Non-GAAP net earnings	$292	$232	$130	$681	$365
Non-GAAP net earnings per diluted share	$4.18	$3.30	$1.93	$9.80	$5.41
Weighted average diluted shares outstanding	72.5	72.7	67.6	72.1	67.6
Convertible debt capped calls	(2.6)	(2.4)	—	(2.7)	—
Non-GAAP weighted average diluted shares outstanding	69.9	70.3	67.6	69.4	67.6
Net cash provided by operating activities	$292	$243	$197	$588	$503
Purchases of property, plant and equipment	(49)	(55)	(50)	(128)	(98)
Free cash flow	$243	$188	$147	$460	$405
Operating expenses	$348	$344	$323	$1,050	$973
Restructuring and other	5	6	4	14	26
Legal settlement	—	—	—	3	—
Amortization of intangible assets	62	62	63	187	184
Fees and expenses related to debt activities	—	—	—	18	2
Non-GAAP operating expenses	$281	$275	$256	$828	$761
Income from operations	$326	$251	$138	$726	$385
Operating margin	23.1%	20.1%	14.0%	19.4%	13.3%
Restructuring and other	5	6	4	14	26
Legal settlement	—	—	—	3	—
Amortization of intangible assets	62	62	63	187	184
Fees and expenses related to debt activities	—	—	—	18	2
Non-GAAP income from operations	$393	$320	$205	$948	$597
Non-GAAP operating margin	27.8%	25.6%	20.8%	25.3%	20.6%
Interest expense, net	$36	$36	$50	$115	$151
Amortization of debt issuance costs	3	3	5	9	14
Loss from de-designation of interest rate hedges	—	—	—	2	—
Non-GAAP interest expense, net	$33	$33	$45	$104	$137
Net income	$236	$175	$74	$495	$188
Interest expense, net	36	36	50	115	151
Other (income) expense, net	(2)	(2)	2	(4)	11
Provision for income taxes	51	38	10	106	27
Depreciation	26	23	23	72	74
Amortization of intangible assets	62	62	63	187	184
Stock-based compensation	15	15	12	49	46
Restructuring and other	5	6	4	14	26
Legal settlement	—	—	—	3	—
Loss on extinguishment of debt	5	4	2	14	8
Fees and expenses related to debt activities	—	—	—	18	2
Adjusted EBITDA	$434	$358	$240	$1,069	$717
Adjusted EBITDA margin	30.7%	28.6%	24.3%	28.6%	24.7%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended September 30, 2026			Three Months Ended June 30, 2026
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$287	$51	17.6%	$213	$38	17.8%
Restructuring and other	5	—		6	—
Legal settlement	—	—		—	—
Amortization of intangible assets	62	—		62	—
Loss on extinguishment of debt	5	—		4	—
Amortization of debt issuance costs	3	—		3	—
Tax effect of Non-GAAP adjustments	—	19		—	18
Non-GAAP	$362	$70	19.1%	$288	$56	19.6%

	Three Months Ended September 30, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$84	$10	12.3%
Restructuring and other	4	—
Amortization of intangible assets	63	—
Loss on extinguishment of debt	2	—
Amortization of debt issuance costs	5	—
Tax effect of Non-GAAP adjustments	—	18
Non-GAAP	$158	$28	17.9%

	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$601	$106	17.7%	$215	$27	12.7%
Restructuring and other	14	—		26	—
Legal settlement	3	—		—	—
Amortization of intangible assets	187	—		184	—
Loss on extinguishment of debt	14	—		8	—
Amortization of debt issuance costs	9	—		14	—
Loss from de-designation of interest rate hedges	2	—		—	—
Fees and expenses related to debt activities	18	—		2	—
Tax effect of Non-GAAP adjustments	—	61		—	57
Non-GAAP	$848	$167	19.7%	$449	$84	18.7%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures - Q4’26 Guidance

(In millions, except per share data)

	Three Months Ending December 31, 2026
	$ Amount	Per Share
GAAP net income and net income per share	$294	$4.04
Restructuring and other	6
Amortization of intangible assets	61
Loss on extinguishment of debt	8
Amortization of debt issuance costs	3
Tax effect of Non-GAAP adjustments	(20)
Non-GAAP net earnings and net earnings per share	$352	$5.00

Weighted average diluted shares	72.9
Convertible debt capped calls	(2.4)
Non-GAAP weighted average diluted shares	70.5

GAAP operating expenses	$355
Restructuring and other	(6)
Amortization of intangible assets	(61)
Non-GAAP operating expenses	$288

GAAP net income	294
Interest expense, net	35
Provision for income taxes	16
Depreciation	26
Restructuring and other	6
Amortization of intangible assets	61
Stock-based compensation	15
Loss on extinguishment of debt	8
Adjusted EBITDA	$461

MKS Inc.
Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding.

Restructuring and other includes incremental expenses incurred in connection with restructuring programs and other strategic initiatives, primarily related to changes in business and/or cost structure. Such costs may include third-party services, one-time termination benefits, facility-related costs, contract termination fees and other items that have no direct correlation to our future business operations.

Legal settlement includes charges related to the resolution of legal matters.

Amortization of intangible assets includes non-cash amortization expense associated with intangible assets acquired in acquisitions.

Loss on extinguishment of debt includes the non-cash write-off of unamortized debt issuance costs and original issue discount costs incurred from voluntary prepayments, refinancings and/or repricings of our term loan facility.

Amortization of debt issuance costs includes non-cash additional interest expense related to the amortization of debt issuance costs associated with our debt.

Loss from de-designation of interest rate hedges includes a cash loss from the de-designation of certain interest rate hedges in connection with the voluntary prepayment of the USD term loan B.

Fees and expenses related to debt activities includes direct third-party costs related to repricings or refinancings of our term loan facility and the issuance of our €1.0 billion of senior notes due 2034 in February 2026.

Convertible debt capped calls includes the antidilutive impact of the capped call transactions entered into in connection with the issuance of $1.4 billion of convertible senior notes in May 2024. The capped calls are designed to reduce potential dilution to the Company’s common stock and/or offset cash payments in excess of the principal upon conversion of the notes, subject to a cap. Because the capped calls are excluded from GAAP diluted share calculations, GAAP and Non‑GAAP diluted share counts will differ.

Tax effect of Non-GAAP adjustments includes the impact of Non-GAAP adjustments that are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates.